SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 2, 1997

                 Date of Earliest Event Reported: June 17, 1997



                                 H&R Block, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Missouri
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         (State or other jurisdiction of incorporation or organization)


                                     1-6089
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                            (Commission File Number)

                                   44-0607856
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                      (I.R.S. Employer Identification No.)


                  4400 Main Street, Kansas City, Missouri 64111
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           (Address of principal executive office, including zip code)


                                 (816) 753-6900
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              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 17, 1997, Block Financial Corporation ("BFC"), the financial services subsidiary of H&R Block, Inc. ("Block"), consummated its previously announced purchase of all of the stock of Option One Mortgage Corporation ("Option One"), a subsidiary of Fleet Holding Corp. The purchase price was $218.1 million in cash, consisting of $28.1 million in stockholders' equity and a premium of $190 million. In addition, BFC made a cash payment of $456 million to Fleet Financial Group, Inc. to eliminate intercompany loans made to Option One to finance Option One's mortgage loan business. Both payments are subject to post-closing adjustments based upon a closing date balance sheet currently being prepared. Option One engages in the nationwide origination, purchase, securitization, sale and servicing of one-to-four family residential mortgage loans and mortgage-backed securities made primarily to sub-prime borrowers who do not qualify for loans which conform to FNMA or FHLMC guidelines. BFC obtained the funds for the purchase from sales in the commercial paper market of short-term notes issued by BFC and guaranteed by Block.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

          The historical financial statements of Option One required by this Item will be filed as soon as practicable, but not more than 60 days after this Current Report on Form 8-K is required to be filed.

     (b)  Pro forma financial information.

          The pro forma financial statements required by this Item will be filed as soon as practicable, but not more than 60 days after this Current Report on Form 8-K is required to be filed.

     (c)  Exhibits.

          The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   H&R BLOCK, INC.


                                   By: /s/ Frank L. Salizzoni
                                       -----------------------------------------
                                       Frank L. Salizzoni
                                       President and Chief Executive Officer



Date:   July 2, 1997

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                                  EXHIBIT INDEX
                                  -------------

      Exhibit No.                      Description of Exhibit
      -----------                      ----------------------

         2.1 Stock Purchase Agreement dated April 14, 1997 among Fleet Financial Group, Inc., Fleet Holding Corp., H&R Block, Inc. and Block Financial Corporation


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